UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2007

ACA CAPITAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33111	75-3170112
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

140 Broadway
New York, New York
10005
(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On July 31, 2007, ACA Capital Holdings, Inc. (the “Company”) issued a press release announcing information regarding its results of operations and financial condition for the quarter ended June 30, 2007, a copy of which is attached as Exhibit 99.1.  The July 31, 2007 press release also announced that the Company was posting to its website its Quarterly Operating Supplement on that same date.  The July 31, 2007 press release also refers to a slide presentation posted to the Company’s website.  The slide containing additional material information is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

To supplement consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of net economic income, base economic income and adjusted book value, which are adjusted from results based on GAAP. These non-GAAP adjustments are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Further, these non-GAAP results are indicators management and the Board of Directors use in managing the business and assessing its growth and profitability from a strategic and financial planning perspective. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Item 8.01.              Other Events.

On July 31, 2007, the Company also announced that its Board of Directors has authorized the Company to purchase, from time to time, up to $20.0 million of its outstanding shares of common stock in open market transactions. The size and timing of the purchases will depend on price, market and business conditions and other factors.  The stock repurchase program has a one-year term and may be suspended or discontinued at any time without prior notice.  The announcement is contained in the press release referenced in Item 2.02, a copy of which is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

99.1	Press release issued by ACA Capital Holdings, Inc. pertaining to its results of operations and financial condition for the quarter ended June 30, 2007 and announcing the stock repurchase program.

99.2	ACA Capital Holdings, Inc. slide presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: July 31, 2007	By:	/s/ NORA J. DAHLMAN
	Name:	Nora J. Dahlman
	Title:	Senior Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release issued by ACA Capital Holdings, Inc. pertaining to its results of operations and financial condition for the quarter ended June 30, 2007 and announcing the stock repurchase program.

99.2	ACA Capital Holdings, Inc. slide presentation.